Equity Based Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Equity Based Compensation
Equity Based Compensation

11.       Equity Based Compensation

Holding established a stock compensation plan (“Stock Compensation Plan”) after the Merger whereby certain members of management, officers and directors were awarded stock options in Holding. These options have a $3.69 strike price, which was reduced from the original strike price of $6.88 in connection with a dividend paid by Holding in October 2012.  They vest ratably through December 2015 and have a maximum term of 10 years. A compensation charge of $1.1 million and $3.2 million was recorded for the three and nine months ended September 30, 2013, respectively, compared to compensation charges of $1.1 million and $3.2 million for the three and nine months ended September 30, 2012, respectively.

Our external directors elected to receive part of their director fees in the form of restricted stock units (“RSUs”). As of September 30, 2013, the Company had granted 36,679 RSUs based on a market price of $6.88 per share, 7,328 RSUs based on a market price of $8.60 per share, 25,052 RSUs based on a market price of $5.41 per share, 9,214 RSUs based on a market price of $7.85 per share, and 641 RSUs based on a market price of $23.00 per share as annual director fees. The RSUs are fully vested when granted.

Upon completion of Holding’s initial public offering, the Stock Compensation Plan terminated and a new stock compensation plan was adopted (“Omnibus Incentive Plan”), pursuant to which the Company will make grants of incentive compensation to its directors, officers and other employees.  Under the terms of the Omnibus Incentive Plan, each non-employee director will receive a cash award in addition to an annual award of RSUs with a fair market value equal to $100,000 on the date of grant.  There were no grants awarded to non-employee directors under the Omnibus Incentive Plan as of September 30, 2013.

12. Equity Based Compensation

Successor Equity Plans

          Management of EVHC was allowed to rollover stock options they held prior to the Merger into fully vested options of Holding. Additionally, Holding established a stock compensation plan after the Merger whereby certain members of management, officers, and directors were awarded stock options in Holding. These options have a $3.69 strike price, which was reduced from the original strike price of $6.88 in connection with a dividend paid by Holding in October 2012. They vest ratably through December 2015 and have a maximum term of 10 years. A compensation charge of $4.2 million and $4.1 million was recorded for shares vested during the year ended December 31, 2012 and the period from May 25, 2011 through December 31, 2011, respectively.

          The weighted average fair values of stock options granted during 2012 and 2011 were $0.96 and $1.68 per share, respectively. The total intrinsic value of stock options exercised during the year ended December 31, 2012 was $2.5 million. At December 31, 2012, 617,334 shares were available to be issued under this plan and the Company had $12.0 million of unrecognized compensation expense related to unvested options which will be recognized over the remaining vesting period.

          The fair value of each stock option award is estimated on the grant date, using the Black-Scholes valuation model and the range of assumptions indicated in the following table. The volatility assumptions were based on the historical stock volatility of the Predecessor, the stock volatility of publicly traded peer companies and in consultation with a valuation specialist.

	2012	2011
Volatility	30%	30%
Risk free rate	0.2% - 0.82%	0.5%
Expected dividend yield	0%	0%
Term	2.0 years - 5.0 years	4.6 years

          The following table summarizes the status of options under the stock compensation plan, including the rollover stock options, as of December 31, 2012:

	Class A Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value	Weighted Average Remaining Life
Outstanding at beginning of year	18,404,951	$3.27	$28,265	7.9 years
Granted	276,480
Exercised	606,033
Forfeited	228,236

Outstanding at end of year	17,847,162	$3.35	$36,801	7.1 years

Exercisable at end of year	10,601,197	$3.10	$24,489	6.2 years

          In August 2011, the non-employee directors of the Company, other than the Chairman of the Board, were given the option to defer a portion of their director fees and receive it in the form of Restricted Stock Units ("RSUs"). As of December 31, 2012, the Company granted 36,679 RSUs based on a market price of $6.88 per share, 7,328 RSUs based on a market price of $8.60 per share and 11,661 RSUs based on a market price of $5.41 per share. The RSUs are fully vested when granted.

          During 2012, Holding granted 276,480 options at an exercise price of $6.88. The exercise price was reduced to $3.69 in connection with a dividend paid by Holding in October 2012. 188,880 of these options were 40% vested on the grant date and the remaining shares vest ratably over the next two years provided certain performance criteria are realized. The remaining 87,600 options vest ratably over the next five years.

Predecessor Equity Plans

          Total stock-based compensation expense recognized resulting from stock options, non-vested restricted stock awards and non-vested restricted stock units was $15.1 million for the Predecessor period from January 1, 2011 through May 24, 2011 and $6.7 million for the year ended December 31, 2010. Included in the Predecessor period from January 1, 2011 through May 24, 2011 is $11.7 million of stock-based compensation expense and $0.7 million of payroll tax expense due to the accelerated vesting of stock options, restricted stock awards and restricted stock units as the result of change in control provisions upon closing of the Merger.

          As discussed in Note 2, vesting of stock options, restricted stock awards and restricted stock units was accelerated upon closing of the Merger. As a result, holders of stock options received cash equal to the intrinsic value of the awards based on a market price of $6.88 per share while holders of restricted stock awards and restricted stock units received $6.88 per share in cash, without interest and the associated options and restricted stock were cancelled.

          The total intrinsic value of options exercised under the Plan during the Predecessor periods from January 1, 2011 through May 24, 2011 and for the year ended December 31, 2010 was $1.0 million and $1.7 million, respectively.